                                                                   Exhibit 10.33
                                                                   -------------

                                AMENDMENT NO. 3
                                ---------------
                                      TO
                                      --
                            KIRIN-AMGEN, INC./AMGEN
                            -----------------------
                       G-CSF EUROPEAN LICENSE AGREEMENT
                       --------------------------------

          THIS AMENDMENT N0. 3 ("Amendment No. 3") TO THAT CERTAIN KIRIN-AMGEN, INC./AMGEN G-CSF EUROPEAN LICENSE AGREEMENT ("License Agreement"), is made and entered into this 20th day of October, 1988, by and between AMGEN INC., a Delaware corporation ("Amgen"), and KIRIN-AMGEN, INC., a California corporation ("Corporation").

                                 R E C I T A L S
                                 ---------------

          A. Amgen and Corporation have previously executed that certain License Agreement regarding G-CSF and Amendment Nos. 1 and 2.

          B. The parties desire to incorporate certain changes into the License Agreement pursuant to this Amendment No. 3.

          NOW,  THEREFORE, it is agreed as follows:

1. Article I, Section 1.08 at page 3 of the License Agreement is hereby deleted and the following substituted in lieu thereof:

               "Sales Value. `Sales Value' shall mean the amount billed by
                -----------
          Amgen or an affiliate from the sale for commercial use of G-CSF Products to independent third parties less the following amounts included in the billed amount: (i) discounts, including cash discounts, or rebates actually allowed or granted from the billed amount, (ii) credits or allowances actually granted upon claims or returns regardless of the party requesting the return, (iii) freight charges paid for delivery, and (iv) taxes or other government charges levied on or measured by the billed amount whether absorbed by the billing or the billed party."

2. Exhibit "A" attached hereto listing the countries of Europe which comprise the Territory of Europe shall be substituted in lieu of the map of the Territory of Europe attached as Exhibit "A" to the License Agreement.

3. Except to the extent as provided herein, the provisions of the License Agreement, as amended, are hereby ratified and confirmed in all respects.

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     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 3 to be executed as of the first day written above.

                                          AMGEN INC.,
                                          a Delaware corporation

                                          By /s/ George B. Rathmann
                                             --------------------------------
                                             George B. Rathmann, President
                                                                      "Amgen"



                                          KIRIN-AMGEN, INC.,
                                          a California corporation

                                          By /s/ Yashushi Yamamoto
                                             --------------------------------
                                             Yashushi Yamamoto, Chairman
                                                                "Corporation"


                                      -2-
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                             COUNTRIES COMPRISING
                                      THE
                              TERRITORY OF EUROPE
                              -------------------














                                  EXHIBIT "A"